Exhibit 10.4

                     [LOGO] AmeriFirst FUNDING GROUP, INC.

INSURED: ___________________
POLICY NUMBER: _____________
ADDRESS:
____________________
____________________
____________________
INSURANCE COMPANY: ____________________
FACE VALUE: ________________
PHONE NUMBER: ______________
SOCIAL SECURITY NUMBER: ____ ___ _____

Dear

We would like to take this opportunity to thank you for choosing AmeriFirst Funding Group, Inc. To ensure rapid processing of your application, please sign and return the enclosed agreements in the self-addressed Federal Express package we have provided.

THIS PACKET, COMBINED WITH THE APPLICATION YOU FILLED OUT WITH YOUR POLICY BROKER, CONSTITUTE THE ENTIRE CONTRACT BETWEEN AMERIFIRST FUNDING GROUP, INC. AND YOU, THE VIATOR.

Enclosed you will find the following forms:

I.    DISCLOSURE STATEMENT - Initial, sign and notarize.

II.   VIATICAL SETTLEMENT CONTRACT AND ESCROW AGREEMENT - Sign

III.  NOTICE OF INTENT TO CHANGE OWNERSHIP AND BENEFICIARY - Sign and notarize

IV.   POLICY NOTICE - Sign and notarize.

V. RELEASE AND CONSENT TO CHANGE OF BENEFICIARY FORM - Sign notarize and witness signature.

VI.   MEDICAL RELEASE - Sign and notarize.

VII.  POWER OF ATTORNEY - Sign and notarize
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VIII. ACKNOWLEDGEMENT AND CONSENT FORM - Sign and notarize

IX.   CHANGE OF OWNERSHIP OR ABSOLUTE ASSIGNMENT - Sign.

X. DISTRIBUTION DIRECTIONS (2) - Please fill out ONE page that describes how you would like to receive your settlement. CHECK or WIRE TRANSFER.

XI.   PERSONAL REFERENCES - Please fill this out completely.

XII.  NOTICE - Please read and keep for your records.

The funds, which will be used to purchase your policy are currently held by AmeriFirst Fund I, LLC herein known as ("The Fund") a Florida based company authorized to transact business in Georgia. Upon return receipt of these forms two transactions will take place:

      1. Your money will be transferred from The Fund to an escrow account held by AmeriFirst Funding Group and held until closing.

      2. Your forms will be sent to the insurance company. Upon written notification from the insurance company that your life insurance policy has been assigned to Funding Group the policy will close.

      3. At closing Funding Group will transfer ownership to The Fund and assign The Fund as the beneficiary.

If you have any questions, please feel free to call us.

Sincerely,

                                   DISCLOSURE

You, ______________(hereinafter referred to as "viator") are about to enter into a Viatical Settlement contract, which involves an irrevocable transfer and Assignment of Ownership and beneficial interests in your life insurance policy to The Fund or its nominees. This agreement is for an amount less than the face value of the policy. Before agreeing to the contract, you should be informed of the following:

I. Persons with catastrophic or life threatening illnesses or conditions may have alternatives to viatical settlements, including accelerated benefits offered by the issuer of the policy, loans secured by the policy and the surrender of the policy for cash value.

II. A viator may incur tax consequences from entering into a viatical settlement. Persons interested in entering into a viatical settlement should consult their tax advisor.

III. A viator has the unconditional and absolute right to cancel and rescind the viatical settlement contract at any time prior to the full payment of the proceeds. Additionally, a viator may cancel and rescind this contract not later than the 15th day after full payment of proceeds to the viator provided the full amount of the proceeds and any premiums paid by AmeriFirst Funding Group, Inc. on said policy are returned by the viator to AmeriFirst Funding Group, Inc.

IV. A viatical settlement may affect a viator's ability to receive supplemental social security income, public assistance and public medical services. Persons interested in entering into viatical settlements should consult an attorney, financial advisor or social services agency regarding these potential consequences.

V. The proceeds of a viatical settlement payable to the viator may not be exempt from the viator's creditors, personal representatives, trustees in bankruptcy and receivers in state and federal court. Persons interested in entering into a viatical settlement should consult an attorney of financial advisor regarding these potential consequences.

VI. A viator has the right to know, upon request, the identity of any person who will receive a commission or other form of compensation from the viatical settlement company with respect to the viatical settlement and the amount and terms of such compensation.

VII. The proceeds to the viator shall be made in a lump sum. No portion of the proceeds by the viatical settlement provider or escrow agent will be held back.

VIII. A viator may designate any adult individual in regular contact with the viator as the contact for all inquiries about the viator's health status, and, if such designation is made, a viatical settlement company cannot make such an inquiry to the viator, unless the company is unable, after diligent effort, to contact the designee for more than thirty days. The viator may change this designation at any time, upon written notice to the viatical settlement company.

IX. The viator should be aware that all medical, financial or personal information solicited or obtained by a viatical settlement company about a viator, including the viator's identity or the identity of family members, a spouse or a significant other, is confidential and shall not be disclosed in any form to any person, unless disclosure is necessary to effect the viatical settlement between the viator and the viatical settlement company and the viator provides prior and knowing written consent to the disclosure. All persons to whom confidential information is disclosed pursuant to the viator's consent shall maintain the confidentiality of such information, and not disclose it to any other person in any form, without prior and knowing written consent of the viator.

X. By entering into a viatical settlement contract all of the right, title, interest and benefit in and to the viator's life insurance policy, including all supplementary contracts and riders attached thereto, will become the property of The Fund. This includes disposition of proceeds, cash values, dividends, double or additional indemnity, accidental death or other riders insuring the lives of spouses, family members or anyone else other than the viator. The premium payments on the viator's life insurance policy will no longer be the responsibility of the viator. If this is not acceptable to the viator, it is the viator's responsibility to provide a statement, in writing, with the return of this document package stating that the rights to these riders shall be reserved by the viator. Arrangements will be made with the insurance company to preserve the viator's interest in said riders. If the arrangements are not satisfactory to both the viator and the viatical settlement company, the ownership of the policy shall not be transferred to The Fund and the viatical settlement contract will be rendered null and void.

XI. The proceeds of the viatical settlement are in escrow where they shall remain until they are disbursed to the viator. Proceeds will be disbursed to the viator upon acknowledgement of the transfer of the policy by the issuer of the policy. Proceeds will be available within 3 business days of our receipt of the assignment from your life insurance carrier. The source of the funds originates from The Fund and are held in the escrow account of AmeriFirst Funding Group, Inc.

XII. AmeriFirst Funding may transfer the policy that is the subject of the viatical settlement to a person unknown to the viator, without the viator's consent. Because AmeriFirst Funding Group, Inc. intends to transfer the policy that is the subject of the viatical settlement contract, a form disclosing the intent to sell or otherwise transfer the policy, and the identity of the person or persons to whom AmeriFirst Funding Group, Inc. proposes to sell or otherwise transfer the policy as provided herein.

XIII. If you are selling a group insurance contract and if for any reason the Assignment reverts back to you, the Viator, you are bound by this Viatical Settlement contract to re-Assign this group insurance contract to The Fund.

XIV. The amount available at death without this Viatical Settlement is $_____________
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XV. The amount being received under this Viatical Settlement contract is
$_____________

XVI. The difference between this and the total death benefit is $______________

XVII. The name and address of the Escrow Agent is:

XVIII. The name and address of the entity to whom your life insurance policy is being assigned is:

                           AmeriFirst Fund I, LLC
                           814 A1A North Ste 300
                           Ponte Vedra Beach, FL 32082

I acknowledge that I have read and accept receipt of this disclosure statement, this ________ day of _________________, 2002.


_________________________________ (Insured)

Signed, sealed and delivered in the presence of:

State of __________________

County of _________________


_________________________________
NOTARY PUBLIC                                              (seal)

My commission expires:________________________

                VIATICAL SETTLEMENT CONTRACT AND ESCROW AGREEMENT
                                     BETWEEN
                         AMERIFIRST FUNDING GROUP, INC.
                                       AND
                         ______________________________

This ESCROW AGREEMENT is made and entered into this _____ day of ________ in the year 2002 by and between AmeriFirst Funding Group, Inc. ("funding Group"), AmeriFirst Fund I, LLC, ("The Fund") and _____________.

                                   WITNESSETH

WHEREAS, AmeriFirst Funding Group, Inc., desires to purchase from
_______________________a certain life insurance policy on the life of
________________ issued by _______________________________________ (Insurance
Co.) the same policy number (the "Policy") for the sum of $____________________ (the "Purchase Price"); and

WHEREAS, the parties desire for Funding Group to hold the funds representing the Purchase Price in escrow, on the terms and conditions hereinafter set forth;

NOW, THEREFORE in consideration of the mutual covenants and agreements hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

1. Simultaneously with the execution of this agreement, Client shall deliver to AmeriFirst Funding Group, Inc., its nominees and/or assigns an assignment of the policy in favor of The Fund. Escrow Agent shall hold the policy and funds representing the Purchase Price in accordance with the terms of this Agreement.

2. Upon receipt of the assignment of the policy in favor of The Fund, AmeriFirst Funding Group, Inc. shall forward such assignment to the insurance carrier who issued the policy, and shall request from such insurance carrier an acceptance of the assignment of the policy. Upon receipt of such acceptance of assignment, Funding Group shall authorize the Escrow Agent to deliver the funds, representing the Purchase Price, to Client within three (3) business days. Failure to transfer the funds within three (3) business days renders the viatical settlement contract and the transfer, assignment, bequest, or sale voidable.

3. The Client has the unconditional and absolute right to cancel and rescind the viatical settlement contract at any time prior to the full payment of the proceeds. Additionally, the Client may cancel and rescind this contract not later than the 15th day after full payment of proceeds to the Client provided the full amount of the proceeds and any premiums paid by AmeriFirst Funding Group, Inc. on said policy are returned by the Client.

4. In the event The Fund does not receive an acceptance of Assignment from the insurance carrier within thirty (30) days after the date of this Agreement, AmeriFirst Funding Group, Inc. shall give written notice of such fact to Client. Thereafter, AmeriFirst Funding Group, Inc. and Client shall contact the insurance carrier and attempt to make arrangements to obtain an acceptance of the assignment of the policy from the insurance carrier. In the event such acceptance cannot be obtained within an additional period of time (ten days), AmeriFirst Funding Group, Inc. and Client shall redeliver the Assignment of the Policy in favor of the Client.

5. I, the undersigned, understand and acknowledge that Funding Group has the unconditional and absolute right to cancel and rescind the Life Insurance Policy Purchase Contract at any time prior to the full payment of the proceeds. Additionally, to the Client if for any reason Funding Group has reason to believe that the policy was purchased, issued or sold under fraudulent circumstances or if the insurance company advises Funding Group that the policy has been rescinded or cancelled the Life Insurance Policy Purchase Contact becomes null and void. Upon notification that the policy is being rescinded or cancelled by the insurance company, or the Life Insurance Policy Purchase Contact becomes null and void the Client must provide the full amount of any proceeds and premiums paid by Funding Group to Funding Group within thirty (30) days.

5. In performing its duties hereunder, Escrow Agent shall not incur any liability to AmeriFirst Funding Group, Inc. or to Client for any damages, losses or expenses which either party may sustain or incur, unless the same is a direct result of the negligence or intentional misconduct of Escrow Agent. Escrow Agent shall be protected in any action taken or omitted in good faith upon the advice of its legal counsel given with respect to the duties and responsibilities of Escrow Agent hereunder. Escrow Agent shall be entitled to rely on any document or instrument, including any written notice or instruction provided for in this Agreement, which Escrow Agent in good faith believes to be genuine or to have been signed or presented by a proper person or persons in accordance with this Agreement. AmeriFirst Funding Group, Inc. and Client hereby agree to indemnify and hold harmless Escrow Agent from and against all losses, claims, damages, liabilities and expenses which it may sustain or incur hereunder, including, without limitation reasonable attorneys fees, which may be imposed upon Escrow Agent or incurred by Escrow Agent in connection with the performance of its duties hereunder.

6. Any notice required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given if sent by certified mail, return receipt requested, postage prepaid, addressed as follows:

     If to Client:

     If to AmeriFirst Funding Group, Inc.:   AmeriFirst Funding Group, Inc.
                                             1712 H Osborne Rd
                                             St. Marys, GA 31558

     If to Escrow Agent:                     SouthTrust Bank
                                             Corporate Trust Department
                                             110 Office Park Drive, 2nd Floor
                                             Birmingham, Alabama 35223
                                             Attn: Rebecca Brayman
                                             205-254-5334 - Direct
                                             205-254-4180 - Facsimile

Any notice mailed as provided herein shall be deemed received by the party to whom it is addressed on the date of receipt, or on the first date of attempted delivery in the case of any notice which is undeliverable by the U.S. Post Office. The foregoing shall not preclude any other method of giving notice.

7. This Agreement represents the entire agreement between the parties with respect to the subject matter hereof, and may not be modified or amended except by a written instrument signed by all of the parties hereunto. This Agreement shall be binding upon and shall inure to the benefit of the parties hereunto and their respective heirs, successors and assigns. This Agreement has been made and entered into in the State of Georgia and shall be construed and enforced in accordance with Georgia Law. Venue for any litigation from this agreement or its enforcement shall be in Camden county Georgia. This Agreement may be executed in any number of counterparts, each of which shall constitute an original.

In witness whereof, the parties have executed and delivered this Agreement on the day and in the year above written:


CLIENT:                                 By:  ___________________________________
                                             Insured


AMERIFIRST FUNDING  GROUP, INC.         By:  ___________________________________


ESCROW AGENT:                           By:  ___________________________________

                                           October 29, 2002

AmeriFirst Fund I, LLC
814 A1-A Highway, Suite 300
Ponte Vedra Beach, FL 32082

AmeriFirst Financial Services, Inc.
814 Highway AI-A, Suite 300
Ponte Vedra Beach, FL 32082

      Re:   AmeriFirst Fund I, LLC
            LEGALITY OF THE SECURITIES BEING REGISTERED (File No. 333-98651)

Ladies and Gentlemen:

      In connection with the registration of up to $100,000,000 aggregate principal amount of units ("Units") representing limited liability company interests in AmeriFirst Fund I, LLC, a Florida limited liability company (the "Fund"), filed under the Securities Act of 1933, as amended, you have requested our opinion as to whether the Units, when issued will be lawfully and validly issued, fully paid and non-assessable.

      For purposes of offering this opinion, we have examined originals or copies of the documents listed below. In conducting such examination, we have assumed the genuineness of all signatures and the authenticity of all documents submitted to us as originals and conformity to original documents of all documents submitted to us as copies. The documents we have examined are:

      1. The Form S-1 Registration Statement first filed by the Fund with the Securities and Exchange Commission on August 23, 2002, as amended, (the "Registration Statement");

      2. The Articles of Organization of the Fund dated September 20, 2002; and

      3. The Operating Agreement of the Fund dated September 25, 2002.

AmeriFirst Fund I, LLC
AmeriFirst Financial Services, Inc.
October 29, 2002
Page 2


      In addition, in rendering this opinion, we have relied upon your representation that the Units will be offered to the public in the manner and on the terms identified or referred to in the Registration Statement.

      Based upon and subject to the forgoing and the effect, if any, of the matters discussed below, after having given due regard to such issues of law as we deemed relevant, and assuming that (i) the Registration Statement becomes and remains effective, and the prospectus which is part thereof, and the prospectus delivery requirements with respect thereto, fulfill all of the requirements of the Securities Act of 1933, as amended, throughout all periods relevant to this opinion, (ii) all offers and sales of the Units are made in a manner complying with the terms of the Registration Statement, and (iii) all offers and sales of the Units are in compliance with the securities laws of the states having jurisdiction thereof, we are of the opinion that the Units, when issued, will be lawfully and validly issued, fully paid and non-assessable.

      This opinion is furnished to you in connection with the registration of the Units in the Fund, is for your benefit, and may not be relied on by, nor copies delivered to, any other person or entity without our prior written consent. Notwithstanding the preceding sentence we hereby consent to the reference to this firm in the prospectus included in this Registration Statement under the caption LEGAL MATTERS and to the filing of this opinion as an exhibit to the Registration Statement.

                                        Sincerely yours,


                                        SNOW BECKER KRAUSS P.C.